UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): August 27, 2003


                          PACIFIC ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

          Delaware                         313345                68-0490580

(State or other jurisdiction of          (Commission           (IRS employer
incorporation or organization)           file number)       identification no.)


          5900 Cherry Avenue                          (562) 728-2800
       Long Beach, CA 90805-4408
                                              (Registrant's telephone number,
    (Address of principal executive                including area code)
     offices, including zip code)



--------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         Pacific Energy Partners, L.P., a Delaware limited partnership, has filed as Exhibit 99.1 to this Form 8-K its press release, dated August 27, 2003, entitled "Pacific Energy Partners, L.P. Announces Sale of Additional 500,000 Units and Redemption of 500,000 Units Held by General Partner", which is incorporated by reference in this Item 5.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

    Not applicable.

(b) Pro Forma Financial Information.

    Not applicable.

(c) Exhibits.

    99.1 Press release of Pacific Energy Partners, L.P., dated August 27, 2003, entitled "Pacific Energy Partners, L.P. Announces Sale of Additional 500,000 Units and Redemption of 500,000 Units Held by General Partner"

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PACIFIC ENERGY PARTNERS, L.P.

                                        By:  PACIFIC ENERGY GP, INC.,
                                        its General Partner


                                        By:  /s/  GERALD A. TYWONIUK
                                          --------------------------
                                        Gerald A. Tywoniuk
                                        Senior Vice President, Chief Financial
                                        Officer and Treasurer

Date: August 28, 2003

                                  EXHIBIT INDEX


Exhibit
Number   Description
-------  -----------
99.1 Press release of Pacific Energy Partners, L.P., dated August 27, 2003, entitled "Pacific Energy Partners, L.P. Announces Sale of Additional 500,000 Units and Redemption of 500,000 Units Held by General Partner"